UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2018

FLEX LTD.

(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Changi South Lane, Singapore (Address of principal executive offices)	486123 (Zip Code)

Registrant’s telephone number, including area code: (65) 6876-9899

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Executive Compensation

On October 25, 2018, Flex Ltd. (the “Company”) announced the retirement of its Chief Executive Officer, Michael M. McNamara, effective December 31, 2018.  The process for selecting a new Chief Executive Officer is ongoing.

In recognition of this important ongoing leadership transition and to promote continuity and stability during the Company’s Chief Executive Officer transition, on December 7, 2018, the Company’s Board of Directors, upon recommendation of its Compensation Committee, approved retention grants of performance-based restricted share units (the “RSUs”) to certain executive officers, including the Chief Financial Officer and other named executive officers.  In each case, the RSUs have a grant date fair value of $500,000 and will vest and be payable, subject to the executive officer’s continued employment with the Company through the applicable measurement date and upon achievement of performance conditions as follows: (i) 50% of the RSUs will vest if the closing trading price of the ordinary shares exceeds $12.00 (the “Hurdle Price”) for any 20 consecutive trading days during the period between the first and second anniversaries of the date of grant, and (ii) 50% of the RSUs will vest if the closing trading price of the ordinary shares exceeds the Hurdle Price for any 20 consecutive trading days during the period between the second and third anniversaries of the date of grant; provided that if the RSUs do not vest under (i), 100% of the RSUs will vest if the conditions in (ii) are satisfied.  The RSUs have accelerated vesting in the event of a termination of employment by the Company without cause or by the executive officer for good reason prior to the third anniversary of the date of grant.

The retention RSUs were granted pursuant to the terms and conditions of a Restricted Share Unit Agreement (the “RSU Agreement”).  A copy of the form of RSU Agreement will be filed as an exhibit to the Company’s Form 10-Q for the fiscal quarter ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: December 11, 2018	By:	/s/ Christopher Collier
Name: Christopher Collier Title: Chief Financial Officer